Exhibit 99.1

For Immediate Release

Starwood Property Trust Reports Results for the

Quarter Ended June 30, 2019

– Quarterly GAAP Earnings of $0.45 and Core Earnings of $0.52 per Diluted Common Share –

–  Deploys $2.1 Billion of Capital, Including $1.1 Billion in Commercial Lending –

–  Declares Dividend of $0.48 per share for the Third Quarter of 2019 –

– Subsequent to Quarter End, Executes $2.1 Billion of Capital Transactions, Including $1.1 Billion

CRE CLO, $500 Million Infrastructure Financing Facility, $400 Million Term Loan B and

$100 Million Revolver –

GREENWICH, Conn., August 7, 2019 /PRNewswire/ -- Starwood Property Trust, Inc. (NYSE: STWD) today announced operating results for the fiscal quarter ended June 30, 2019.  The Company’s second quarter 2019 GAAP net income was $127.0 million, or $0.45 per diluted share, and Core Earnings (a non-GAAP financial measure) was $153.9 million, or $0.52 per diluted share.

“Our strong second quarter results included positive contributions from across our business segments, led by commercial lending with $1.1 billion of capital deployed. The performance of our Property Segment continues to strengthen as we realized over 6% rent increases across our affordable multifamily portfolio, well above our underwriting. We are also pleased with the growth of our non-agency residential lending business. We remain disciplined and focused and are well positioned to continue to deploy capital across our various cylinders with a robust pipeline of global opportunities,” commented Barry Sternlicht, Chairman and CEO of Starwood Property Trust.

“This year has been the year of balance sheet restructuring.  Subsequent to quarter end, we diversified and strengthened our liability structure, executing over $2.1 billion of capital transactions and dramatically reducing our reliance on on-balance sheet bank financing. We priced the largest post-crisis CRE CLO, which we expect to close in mid-August and will provide us with a highly flexible structure and competitive expected cost of funds. We also closed a $400 million Term Loan B facility which was attractively priced, unprecedented in structure and significantly grew our unencumbered asset base. Finally, we successfully increased financing capacity for our Infrastructure Lending platform.  With this meaningful expansion of our financial capacity, we have further improved our competitive positioning as we seek to continue creating shareholder value over the long term.”

Dividend

On August 7, 2019, the Company’s Board of Directors declared a dividend of $0.48 per share of common stock for the quarter ending September 30, 2019. The dividend is payable on October 15, 2019 to common stockholders of record as of September 30, 2019.

Supplemental Schedules

The Company has published supplemental earnings schedules on its website in order to provide additional disclosure and financial information for the benefit of the Company’s stakeholders.  Specifically, these materials can be found on the Company’s website in the Investor Relations section under “Quarterly Results” at www.starwoodpropertytrust.com.

Conference Call and Webcast Information

The Company will host a live webcast and conference call on Wednesday, August 7, 2019, at 10:00 a.m. Eastern Time.  To listen to a live broadcast, access the site at least 15 minutes prior to the scheduled start time in order to register and download and install any necessary audio software.  The webcast is available at www.starwoodpropertytrust.com in the investor relations section of the website.

To Participate via Telephone:

Dial in at least five minutes prior to start time.

Domestic:  1-877-407-9039

International:  1-201-689-8470

Conference Call Playback:

Domestic:  1-844-512-2921

International:  1-412-317-6671

Passcode:  13692433

The playback can be accessed through August 14, 2019.

About Starwood Property Trust, Inc.

Starwood Property Trust (NYSE: STWD), is a leading diversified finance company with a core focus on the real estate and infrastructure sectors. An affiliate of global private investment firm Starwood Capital Group, the Company has successfully deployed over $55 billion of capital since inception and manages a portfolio in excess of $16 billion across debt and equity investments. Starwood Property Trust’s investment objective is to generate attractive and stable returns for shareholders, primarily through dividends, by leveraging a premiere global organization to identify and execute on the best risk adjusted returning investments across its target assets. Additional information can be found at www.starwoodpropertytrust.com.

Forward-Looking Statements

Statements in this press release which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are developed by combining currently available information with our beliefs and assumptions and are generally identified by the words “believe,” “expect,” “anticipate” and other similar expressions.  Although Starwood Property Trust, Inc. believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained.  Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, completion of pending investments and financings, continued ability to acquire additional investments, competition within the finance and real estate industries, economic conditions, availability of financing and other risks detailed under the heading “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as well as other risks and uncertainties set forth from time to time in the Company's reports filed with the SEC.

In light of these risks and uncertainties, there can be no assurances that the results referred to in the forward-looking statements contained herein will in fact occur. Except to the extent required by applicable law or regulation, we undertake no obligation to, and expressly disclaim any such obligation to, update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, changes to future results over time or otherwise.

Additional information can be found on the Company’s website at www.starwoodpropertytrust.com.

Contact:
Zachary Tanenbaum

Starwood Property Trust

Phone: 203-422-7788

Email: ztanenbaum@starwood.com

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Statement of Operations by Segment

For the three months ended June 30, 2019

(Amounts in thousands)

	Commercial and
	Residential	Infrastructure		Investing
	Lending	Lending	Property	and Servicing			Securitization
	Segment	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Revenues:
Interest income from loans	$163,071	$25,291	$—	$3,104	$—	$191,466	$—	$191,466
Interest income from investment securities	24,367	868	—	31,163	—	56,398	(33,853)	22,545
Servicing fees	90	—	—	15,880	—	15,970	(6,962)	9,008
Rental income	—	—	72,326	14,971	—	87,297	—	87,297
Other revenues	252	7	88	515	6	868	(3)	865
Total revenues	187,780	26,166	72,414	65,633	6	351,999	(40,818)	311,181
Costs and expenses:
Management fees	353	—	—	18	22,107	22,478	45	22,523
Interest expense	58,564	16,258	19,132	8,515	27,821	130,290	(164)	130,126
General and administrative	6,754	4,830	1,706	20,177	4,019	37,486	92	37,578
Acquisition and investment pursuit costs	160	14	—	(100)	—	74	—	74
Costs of rental operations	741	—	23,125	6,789	—	30,655	—	30,655
Depreciation and amortization	285	—	23,076	5,191	—	28,552	—	28,552
Loan loss provision, net	2,096	422	—	—	—	2,518	—	2,518
Other expense	76	—	1,173	194	—	1,443	—	1,443
Total costs and expenses	69,029	21,524	68,212	40,784	53,947	253,496	(27)	253,469
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	55,158	55,158
Change in fair value of servicing rights	—	—	—	(1,159)	—	(1,159)	243	(916)
Change in fair value of investment securities, net	(948)	—	—	15,815	—	14,867	(14,200)	667
Change in fair value of mortgage loans held-for-sale, net	5,363	—	—	16,528	—	21,891	—	21,891
Earnings from unconsolidated entities	5,492	—	1,044	2,754	—	9,290	(473)	8,817
Gain on sale of investments and other assets, net	239	2,276	—	—	—	2,515	—	2,515
Gain (loss) on derivative financial instruments, net	5,592	(2,833)	(11,147)	(6,953)	15,309	(32)	—	(32)
Foreign currency (loss) gain, net	(6,927)	(83)	(8)	1	—	(7,017)	—	(7,017)
Loss on extinguishment of debt	—	(2,816)	—	—	—	(2,816)	—	(2,816)
Total other income (loss)	8,811	(3,456)	(10,111)	26,986	15,309	37,539	40,728	78,267
Income (loss) before income taxes	127,562	1,186	(5,909)	51,835	(38,632)	136,042	(63)	135,979
Income tax (provision) benefit	(1,832)	186	—	(1,887)	—	(3,533)	—	(3,533)
Net income (loss)	125,730	1,372	(5,909)	49,948	(38,632)	132,509	(63)	132,446
Net income attributable to non-controlling interests	(21)	—	(5,355)	(117)	—	(5,493)	63	(5,430)
Net income (loss) attributable to Starwood Property Trust, Inc.	$125,709	$1,372	$(11,264)	$49,831	$(38,632)	$127,016	$—	$127,016

Definition of Core Earnings

Core Earnings, a non-GAAP financial measure, is used to compute the Company’s incentive fees to its external manager and is an appropriate supplemental disclosure for a mortgage REIT.  For the Company’s purposes, Core Earnings is defined as GAAP net income (loss) excluding non-cash equity compensation expense, the incentive fee due to the Company’s external manager, acquisition costs from successful acquisitions, depreciation and amortization of real estate and associated intangibles and any unrealized gains, losses or other non-cash items recorded in net income for the period, regardless of whether such items are included in other comprehensive income or loss, or in net income and, to the extent deducted from net income (loss), distributions payable with respect to equity securities of subsidiaries issued in exchange for properties or interests therein. The amount is adjusted to exclude one-time events pursuant to changes in GAAP and certain other non-cash adjustments as determined by the Company’s external manager and approved by a majority of the Company’s independent directors.

Reconciliation of Net Income to Core Earnings

For the three months ended June 30, 2019

(Amounts in thousands except per share data)

	Commercial and
	Residential	Infrastructure		Investing
	Lending	Lending	Property	and Servicing
	Segment	Segment	Segment	Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$125,709	$1,372	$(11,264)	$49,831	$(38,632)	$127,016
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	5,355	—	—	5,355
Non-cash equity compensation expense	911	563	77	1,702	3,811	7,064
Acquisition and investment pursuit costs	(24)	—	(88)	(305)	(356)	(773)
Depreciation and amortization	285	—	23,416	4,822	—	28,523
Loan loss provision, net	2,096	422	—	—	—	2,518
Interest income adjustment for securities	(194)	—	—	3,381	—	3,187
Extinguishment of debt, net	—	—	—	—	(246)	(246)
Other non-cash items	—	—	(452)	371	150	69
Reversal of GAAP unrealized (gains) / losses on:
Loans held-for-sale	(5,363)	—	—	(16,528)	—	(21,891)
Securities	948	—	—	(15,815)	—	(14,867)
Derivatives	(5,519)	2,833	12,717	6,927	(15,858)	1,100
Foreign currency	6,927	83	8	(1)	—	7,017
Earnings from unconsolidated entities	(5,492)	—	(1,044)	(2,754)	—	(9,290)
Recognition of Core realized gains / (losses) on:
Loans held-for-sale	(550)	(755)	—	20,155	—	18,850
Securities	597	—	—	(423)	—	174
Derivatives	736	(2,228)	1,484	(7,614)	—	(7,622)
Foreign currency	(1,205)	64	(8)	1	—	(1,148)
Earnings from unconsolidated entities	4,682	—	—	4,137	—	8,819
Core Earnings (Loss)	$124,544	$2,354	$30,201	$47,887	$(51,131)	$153,855
Core Earnings (Loss) per Weighted Average Diluted Share	$0.42	$0.01	$0.10	$0.16	$(0.17)	$0.52

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Statement of Operations by Segment

For the six months ended June 30, 2019

(Amounts in thousands)

	Commercial and
	Residential	Infrastructure		Investing
	Lending	Lending	Property	and Servicing			Securitization
	Segment	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Revenues:
Interest income from loans	$317,666	$52,206	$—	$5,010	$—	$374,882	$—	$374,882
Interest income from investment securities	44,275	1,753	—	55,456	—	101,484	(61,307)	40,177
Servicing fees	213	—	—	43,123	—	43,336	(9,895)	33,441
Rental income	—	—	142,847	28,283	—	171,130	—	171,130
Other revenues	456	693	166	711	26	2,052	(21)	2,031
Total revenues	362,610	54,652	143,013	132,583	26	692,884	(71,223)	621,661
Costs and expenses:
Management fees	764	—	—	36	45,095	45,895	94	45,989
Interest expense	120,168	34,835	38,122	16,261	55,736	265,122	(324)	264,798
General and administrative	13,522	9,309	3,224	39,028	7,245	72,328	180	72,508
Acquisition and investment pursuit costs	409	30	—	(23)	—	416	—	416
Costs of rental operations	760	—	46,062	13,484	—	60,306	—	60,306
Depreciation and amortization	356	—	46,972	10,478	—	57,806	—	57,806
Loan loss provision, net	2,085	1,196	—	—	—	3,281	—	3,281
Other expense	153	—	1,307	194	—	1,654	—	1,654
Total costs and expenses	138,217	45,370	135,687	79,458	108,076	506,808	(50)	506,758
Other income (loss):
Change in net assets related to consolidated VIEs	—	—	—	—	—	—	102,994	102,994
Change in fair value of servicing rights	—	—	—	(1,674)	—	(1,674)	(9)	(1,683)
Change in fair value of investment securities, net	(2,642)	—	—	33,955	—	31,313	(30,584)	729
Change in fair value of mortgage loans held-for-sale, net	6,749	—	—	26,408	—	33,157	—	33,157
Earnings (loss) from unconsolidated entities	6,069	—	(42,761)	3,348	—	(33,344)	(1,039)	(34,383)
Gain on sale of investments and other assets, net	2,994	3,066	—	940	—	7,000	—	7,000
(Loss) gain on derivative financial instruments, net	(3,705)	(3,228)	(9,857)	(10,385)	24,936	(2,239)	—	(2,239)
Foreign currency (loss) gain, net	(1,688)	217	1	—	—	(1,470)	—	(1,470)
(Loss) gain on extinguishment of debt	—	(6,120)	—	—	6	(6,114)	—	(6,114)
Other loss, net	—	—	—	—	(73)	(73)	—	(73)
Total other income (loss)	7,777	(6,065)	(52,617)	52,592	24,869	26,556	71,362	97,918
Income (loss) before income taxes	232,170	3,217	(45,291)	105,717	(83,181)	212,632	189	212,821
Income tax (provision) benefit	(1,584)	271	(258)	(2,296)	—	(3,867)	—	(3,867)
Net income (loss)	230,586	3,488	(45,549)	103,421	(83,181)	208,765	189	208,954
Net (income) loss attributable to non-controlling interests	(392)	—	(11,072)	98	—	(11,366)	(189)	(11,555)
Net income (loss) attributable to Starwood Property Trust, Inc.	$230,194	$3,488	$(56,621)	$103,519	$(83,181)	$197,399	$—	$197,399

Reconciliation of Net Income to Core Earnings

For the six months ended June 30, 2019

(Amounts in thousands except per share data)

	Commercial and
	Residential	Infrastructure		Investing
	Lending	Lending	Property	and Servicing
	Segment	Segment	Segment	Segment	Corporate	Total
Net income (loss) attributable to Starwood Property Trust, Inc.	$230,194	$3,488	$(56,621)	$103,519	$(83,181)	$197,399
Add / (Deduct):
Non-controlling interests attributable to Woodstar II Class A Units	—	—	11,072	—	—	11,072
Non-cash equity compensation expense	1,617	1,114	146	3,052	7,498	13,427
Management incentive fee	—	—	—	—	173	173
Acquisition and investment pursuit costs	(62)	2	(177)	(305)	(356)	(898)
Depreciation and amortization	356	—	47,627	9,737	—	57,720
Loan loss provision, net	2,085	1,196	—	—	—	3,281
Interest income adjustment for securities	(391)	—	—	9,353	—	8,962
Extinguishment of debt, net	—	—	—	—	(1,457)	(1,457)
Other non-cash items	—	—	(886)	508	318	(60)
Reversal of GAAP unrealized (gains) / losses on:					—
Loans held-for-sale	(6,749)	—	—	(26,408)	—	(33,157)
Securities	2,642	—	—	(33,955)	—	(31,313)
Derivatives	3,986	3,228	13,033	10,251	(26,002)	4,496
Foreign currency	1,688	(217)	(1)	—	—	1,470
(Earnings) loss from unconsolidated entities	(6,069)	—	42,761	(3,348)	—	33,344
Recognition of Core realized gains / (losses) on:					—
Loans held-for-sale	(1,203)	(755)	—	27,585	—	25,627
Securities	597	—	—	7,109	—	7,706
Derivatives	823	(1,460)	1,851	(9,239)	—	(8,025)
Foreign currency	(814)	(827)	1	9	—	(1,631)
Earnings (loss) from unconsolidated entities	4,780	—	(68,905)	12,870	—	(51,255)
Sales of properties	—	—	—	(76)	—	(76)
Core Earnings (Loss)	$233,480	$5,769	$(10,099)	$110,662	$(103,007)	$236,805
Core Earnings (Loss) per Weighted Average Diluted Share	$0.80	$0.02	$(0.04)	$0.38	$(0.35)	$0.81

Starwood Property Trust, Inc. and Subsidiaries

Condensed Consolidated Balance Sheet by Segment

As of June 30, 2019

(Amounts in thousands)

	Commercial and
	Residential	Infrastructure		Investing
	Lending	Lending	Property	and Servicing			Securitization
	Segment	Segment	Segment	Segment	Corporate	Subtotal	VIEs	Total
Assets:
Cash and cash equivalents	$21,709	$126	$30,493	$27,082	$253,779	$333,189	$1,099	$334,288
Restricted cash	34,070	111,076	21,598	15,166	—	181,910	—	181,910
Loans held-for-investment, net	7,406,274	1,356,511	—	1,431	—	8,764,216	—	8,764,216
Loans held-for-sale	1,156,778	214,501	—	215,620	—	1,586,899	—	1,586,899
Investment securities	957,783	55,332	—	1,015,379	—	2,028,494	(1,178,922)	849,572
Properties, net	27,150	—	2,476,175	268,635	—	2,771,960	—	2,771,960
Intangible assets	—	—	80,840	72,720	—	153,560	(24,083)	129,477
Investment in unconsolidated entities	36,336	—	71,601	34,536	—	142,473	(22,597)	119,876
Goodwill	—	119,409	—	140,437	—	259,846	—	259,846
Derivative assets	21,604	357	17,857	44	13,814	53,676	—	53,676
Accrued interest receivable	42,644	5,512	350	366	13,277	62,149	(769)	61,380
Other assets	15,048	4,645	71,166	66,564	9,222	166,645	10	166,655
VIE assets, at fair value	—	—	—	—	—	—	57,667,606	57,667,606
Total Assets	$9,719,396	$1,867,469	$2,770,080	$1,857,980	$290,092	$16,505,017	$56,442,344	$72,947,361
Liabilities and Equity
Liabilities:
Accounts payable, accrued expenses and other liabilities	$33,625	$4,099	$61,947	$68,021	$53,666	$221,358	$76	$221,434
Related-party payable	—	—	—	11	21,133	21,144	—	21,144
Dividends payable	—	—	—	—	136,424	136,424	—	136,424
Derivative liabilities	5,966	435	—	2,490	—	8,891	—	8,891
Secured financing agreements, net	5,177,123	1,237,526	1,882,956	702,781	298,451	9,298,837	(13,950)	9,284,887
Unsecured senior notes, net	—	—	—	—	1,924,711	1,924,711	—	1,924,711
VIE liabilities, at fair value	—	—	—	—	—	—	56,446,619	56,446,619
Total Liabilities	5,216,714	1,242,060	1,944,903	773,303	2,434,385	11,611,365	56,432,745	68,044,110
Equity:
Starwood Property Trust, Inc. Stockholders’ Equity:
Common stock	—	—	—	—	2,864	2,864	—	2,864
Additional paid-in capital	1,203,757	624,494	625,962	49,768	2,599,790	5,103,771	—	5,103,771
Treasury stock	—	—	—	—	(104,194)	(104,194)	—	(104,194)
Accumulated other comprehensive income (loss)	53,050	—	4,139	(65)	—	57,124	—	57,124
Retained earnings (accumulated deficit)	3,245,875	915	(43,051)	1,017,156	(4,642,753)	(421,858)	—	(421,858)
Total Starwood Property Trust, Inc. Stockholders’ Equity	4,502,682	625,409	587,050	1,066,859	(2,144,293)	4,637,707	—	4,637,707
Non-controlling interests in consolidated subsidiaries	—	—	238,127	17,818	—	255,945	9,599	265,544
Total Equity	4,502,682	625,409	825,177	1,084,677	(2,144,293)	4,893,652	9,599	4,903,251
Total Liabilities and Equity	$9,719,396	$1,867,469	$2,770,080	$1,857,980	$290,092	$16,505,017	$56,442,344	$72,947,361